                                                                   EXHIBIT 10.28

 _________________________________________________________________________________________________________________________________
|                                                                          | 1. CONTRACT ID CODE            |  PAGE   OF   PAGES  |
|                    AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT    |                                |     1    |    3     |
|__________________________________________________________________________|________________________________|__________|_________ |
|                                 |                    |                                            |                             |
| 2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REQ. NO.           | 5. PROJECT NO. IF APPLICABLE|
|                                 |                    |                                            |                             |
|      000012                     |     MAR 18 1996    |     N00039-94-MR-DA002.13/14               |                             |
|                                 |                    |                                            |                             |
|_________________________________|____________________|____________________________________________|_____________________________|
|                                                              |                                                                  |
| 6. ISSUED BY                       CODE    N00039            |  7. ADMINISTERED BY (If other than Item 6)      CODE   S05514A   |
|                                                              |                                                                  |
| Department of the Navy                                       |  DCMAO San Diego                                                 |
| ?? and Naval Warfare Systems Command                         |  7675 Dagget St., Suite 200                                      |
| Arlington, VA 22245-5200                                     |  San Diego, CA 92111-2241                       E.I.P.           |
|______________________________________________________________|_________________________________________________________________ |
|                                                                               | (Y) | 9A. AMENDMENT OF SOLICITATION NO.         |
| 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   |_____|                                           |
|                                                                               |     |                                           |
|                                                                               |     |                                           |
|    ViaSat Inc                                                                 |     |___________________________________________|
|    2290 Cosmos Court                                                          |     | 9B. DATED (SEE ITEM 11)                   |
|    Carlsbad, CA  92009-1585                                                   |     |                                           |
|                                                                               |_____|___________________________________________|
|                                                                               |     | 10A. MODIFICATION OF CONTRACT/ORDER NO.   |
|                                                                               |     |                                           |
|                                                                               |     |        N00039-94-C-0092                   |
|                                                                               |     |                                           |
|                                                                               |     |___________________________________________|
|_______________________________________________________________________________|     | 10B. DATED (SEE ITEM 13)                  |
|CODE                                | FACILITY CODE                            |     |                                           |
|         47358                      |                                          |     |         29 Sep 93                         |
|____________________________________|__________________________________________|_____|___________________________________________|
|                                                                                                                                 |
|                                  11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS                                      |
|_________________________________________________________________________________________________________________________________|

        / / The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for
            receipt of Offers      /  / is extended,  /  / is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR
AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
___________________________________________________________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)

    See attached Financial Accounting Data Sheet
___________________________________________________________________________________________________________________________________

                        13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
___________________________________________________________________________________________________________________________________
   (X)  |
________| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        |    ORDER NO. IN ITEM 10A.
________|__________________________________________________________________________________________________________________________
        |
        | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
        |    appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
________|__________________________________________________________________________________________________________________________
        |
        | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        |
________|__________________________________________________________________________________________________________________________
        |
        | D. OTHER (Specify type of modification and authority)
    X   |    MUTUAL AGREEMENT
________|__________________________________________________________________________________________________________________________

E. IMPORTANT:  Contractor  / /  is not,   /X/  is required to sign this document and return   2   copies to the
   issuing office.                                                                          -----
___________________________________________________________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



              See attached.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
___________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                          |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                       |
     Nancy S. Linstead                                                 |     BERNARD E. FORD
    Sr. Contracts Administrator                                        |     CONTRACTING OFFICER
                                                                       |     SPACE AND NAVAL WARFARE SYSTEMS COMMAND
_______________________________________________________________________|___________________________________________________________
15B. CONTRACTOR/OFFEROR                       | 15C. DATE SIGNED       |16B. UNITED STATES OF AMERICA            |16C. DATE SIGNED
                                              |                        |                                         |
/s/  Nancy S. Linstead                        |                        |   BY /s/ Bernard E. Ford                |
-------------------------------------------   |      3/12/96           |     ---------------------------------   |     MAR 18 1996
 (Signature of person authorized to sign)     |                        |     (Signature of Contracting Officer)  |
______________________________________________|________________________|_________________________________________|_________________

NSN 7540-01-152-8070                                                                               STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                            30-105                                        Prescribed by GSA
                                                                                                   FAR (48 CFR) 53.243




                                                                N00039-94-C-0092
                                                                          POOO12

       The purpose of this modification to Contract N00039-94-C-0092 is to reallocate CLIN 0001, 0002, and 0009 funds in accordance with modification P00011 and to deobligate $60,177 in funds previously allotted to CLIN 0009.

       1. Modification POOOII to the above contract combined CLINs 0009 and 0002; the latter in turn was listed as NSP and was included in the CLIN 0001 amount as shown by that modification's "Allotment of Funds" summary. However, this allocation is not reflected in the financial accounting data sheet provided by that modification or by any previous funding action. Therefore, in order to correctly reflect the NSP status of CLIN 0002, and to equate the P00011 funding summary with the financial accounting data sheet totals, funds in the amount of $340,000 are hereby deobligated from CLIN 0002 and obligated to CLIN 0001 as shown by Attachment "A" hereto. This change results in no change to the total amount of the contract.

       2. The $60,177 in funds deobligated by this modification were replaced by funds obligated to CLIN 0001 by P00011. Therefore, the $60,177 deobligated from CLIN 0009 as shown on Attachment "B" hereto is not matched by an equal increase, as is the case for CLIN 0002. The total amount allotted to CLIN 0001 is thus reduced by the $60,177 deobligated from CLIN 0009, and is done so in accordance with the "Allotment of Funds" paragraph as stated below:

       ALLOTMENT OF FUNDS (applicable to CLIN 0001)

           (i) The amount available for payment, allotted to cost, fee, and cost growth for this fully funded line item is hereby decreased by $60,177 from $5,940,392 to $5,880,215.

       The funded cost and fixed fee amounts are reflected below:

       Item                   Prior Funding            Funding This Mod           Total Funding to Date
       ----                   -------------            ----------------           ---------------------

       Cost                    $4,681,392                $    (55,335)                $ 4,626,057
       Fixed Fee               $  397,352                $      4,842)                $   392,510
       Cost Growth             $  861,648                $          0                 $   861,648
                               ----------                -------------                -----------
                               $5,940,392                $    (60,177)                $ 5,880,215


       3. For informational purposes, a summary of the financial accounting sheet reallocation:

                                 From                     By                       To
                               -----------             ---------                 ----------
       CLIN 0001               $ 5,540,215             $ 340,000                 $5,880,215
       CLIN 0002               $   340,000            ($ 340,000)                $    0
       CLIN 0009               $    60,177            ($  60,177)                $    0
                               -----------             ----------                ----------
       Total:                  $ 5,940,392             ($ 60,177)                $5,880,215

                                                                N00039-94-C-0092
                                                                          P00012

       4. As a result of these changes, the total contract amount is decreased by $60,177 from $6,277,192 to $6,217,015.

       5. Except as provided herein, all other terms and conditions of contract N00039-94-C-0092 remain unchanged and in full force and effect.

 __________________________________________________________________________________________________________________________________
|                                           |                                     |            |                 |                 |
|           AWARD/CONTRACT                  |   1. THIS CONTRACT IS RATED ORDER   |   RATING   |     PAGE        |     PAGES       |
|                                           |      UNDER DPAS (15 CFR 350)        |   DOC9     |      1          |      22         |
|___________________________________________|_____________________________________|____________|_________________|_________________|
|                                           |                               |                                                      |
|  2, CONTRACT (Proc. Inst. Ident.) NO.     |   3. EFFECTIVE DATE           |   4. REQUISITION/PURCHASE REQUEST/PROJECT NO.        |
|     N00014-93-C-2130                      |      SEE BLOCK 20C            |      55-2104-93                                      |
|___________________________________________|_______________________________|______________________________________________________|
|                               |                 |                                                             |                  |
|  5. ISSUED BY           CODE  |  N00173         |   6. ADMINISTERED BY (If other than Item 5)           CODE  |  S0514A          |
|                               |_________________|                                                             |__________________|
|     CONTRACTING OFFICER                                DCMAO SAN DIEGO                                                           |
|     NAVAL RESEARCH LABORATORY                          7675 DAGGET ST  SUITE 200                                                 |
|     4555 OVERLOOK AVE, SW                              SAN DIEGO CA 92111-2241                                                   |
|     WASHINGTON DC  20375-5326                                                                                    SCD:  C         |
|__________________________________________________________________________________________________________________________________|
|                                                                                    |                                             |
|  7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code  | 8. DELIVERY                                 |
|                                                                                    |    / /  FOB ORIGIN   /X/  OTHER (See below) |
|                                                                                    |_____________________________________________|
|  VIASAT INC                                                                        |                                             |
|  6120 PASEO DEL NORTE J2                                                           | 9. DISCOUNT FOR PROMPT PAYMENT              |
|  CARLSBAD CA  92009-1118                                                           |                                             |
|                                                                                    |          NET 30                             |
|                                                                                    |_____________________________________________|
|                                                                                    |                         |                   |
|                                                                                    | 10. SUBMIT INVOICES     |  ITEM             |
|____________________________________________________________________________________| (4 copies unless other- |                   |
|                               |                                                    | wise specified) TO THE  |  SEE ITEM 12      |
|  CODE   47358                 | FACILITY CODE                                      | ADDRESS SHOWN IN:       |                   |
|_______________________________|____________________________________________________|_________________________|___________________|
|                               |                        |                                                     |                   |
|  11. SHIP TO/MARK FOR   CODE  |  N00173                | 12. PAYMENT WILL BE MADE BY                   CODE  |   SC1008          |
|                               |________________________|                                                     |___________________|
|                                                        |     DFAS   COLUMBUS OHIO                                                |
|      SEE SECTION F - DELIVERIES OR PERFORMANCE         |     DFAS CO SAN FRANCISCO BOX 18238                                     |
|                                                        |     COLUMBUS OH 43218-2380                                              |
|________________________________________________________|_________________________________________________________________________|
|                                                        |                                                                         |
|  13. AUTHORITY FOR USING OTHER THAN FULL AND           | 14. ACCOUNTING AND APPROPRIATION DATA                                   |
|      OPEN COMPETITION:                                 |                                                                         |
|                                                        |                                                                         |
|     /X/ 10 U.S.C. 2304(c) (1) / / 41 U.S.C. 253(C) ( ) |     SEE SECTION G                                                       |
|________________________________________________________|_________________________________________________________________________|
|                |                                       |                |            |                   |                       |
|  15A. ITEM NO. |        15B. SUPPLIES/SERVICES         | 15C. QUANTITY  | 15D. UNIT  |  15E. UNIT PRICE  |    15F. AMOUNT        |
|________________|_______________________________________|________________|____________|___________________|_______________________|
|                |                                       |                |            |                   |                       |
|                |  SEE PAGE 2                           |                |            |                   |                       |
|                |                                       |                |            |                   |                       |
|                |  Attn: TODD A. FRYE 3240.TF           |                |            |                   |                       |
|                |        202/767-0606                   |                |            |                   |                       |
|                |                                       |                |            |                   |                       |
|                |                                       |                |            |                   |                       |
|________________|_______________________________________|________________|____________|___________________|_______________________|
|                                                                                                          |                       |
|                                                                         15G. TOTAL AMOUNT OF CONTRACT -- |     $1,334,557.00     |
|__________________________________________________________________________________________________________|_______________________|
|                                                                                                                                  |
|                                                   16. TABLE OF CONTENTS                                                          |
|__________________________________________________________________________________________________________________________________|
|         |      |                                        |         |         |      |                                   |         |
| (check) | SEC. |                 DESCRIPTION            | PAGE(S) | (check) | SEC. |            DESCRIPTION            | PAGE(S) |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|         |      |                                        |         |         |      |                                   |         |
|         |      |           PART I - THE SCHEDULE        |         |         |      |     PART II - CONTRACT CLAUSES    |         |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|         |      |                                        |         |         |      |                                   |         |
|         |  A   | SOLICITATION/CONTRACT FORM             |    1    |         |  I   | CONTRACT CLAUSES                  |  12-21  |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|         |      |                                        |         |                                                              |
|         |  B   | SUPPLIES OR SERVICES AND PRICES/COSTS  |   2-3   |    PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.  |
|_________|______|________________________________________|_________|______________________________________________________________|
|         |      |                                        |         |         |      |                                   |         |
|         |  C   | DESCRIPTION/SPECS./WORK STATEMENT      |    4    |         |  J   | LIST OF ATTACHMENTS               |   22    |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|         |      |                                        |         |                                                              |
|         |  D   | PACKAGING AND MARKING                  |    4    |          PART IV - REPRESENTATIONS AND INSTRUCTIONS          |
|_________|______|________________________________________|_________|______________________________________________________________|
|         |      |                                        |         |         |      |                                   |         |
|         |  E   | INSPECTION AND ACCEPTANCE              |    4    |         |  K   | REPRESENTATIONS, CERTIFICATIONS   |         |
|         |      |                                        |         |         |      | AND OTHER STATEMENTS OF OFFERORS  |         |
|_________|______|________________________________________|_________|         |      |                                   |         |
|         |      |                                        |         |         |      |                                   |         |
|         |  F   | DELIVERIES OR PERFORMANCE              |    5    |         |      |                                   |         |
|         |      |                                        |         |         |      |                                   |         |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|         |      |                                        |         |         |      |                                   |         |
|         |  G   | CONTRACT ADMINISTRATION DATA           |  6-10   |         |  L   | INSTRS., CONDS., AND NOTICES TO   |         |
|         |      |                                        |         |         |      | OFFERORS                          |         |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|         |      |                                        |         |         |      |                                   |         |
|         |  H   | SPECIAL CONTRACT REQUIREMENTS          |  10-11  |         |  M   | EVALUATION FACTORS FOR AWARD      |         |
|_________|______|________________________________________|_________|_________|______|___________________________________|_________|
|                                                                                                                                  |
|                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE                                   |
|__________________________________________________________________________________________________________________________________|
|                                                                   |                                                              |
| 17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required | 18. / / AWARD (Contractor is not required to sign this       |
| to sign this document and return 2 copies to issuing office.)     | document.) Your offer on Solicitation Number_______________, |
| Contractor agrees to furnish and deliver all items or perform all | including the additions or changes made by you which         |
| the services set forth or otherwise identified above and on any   | additions or changes are set forth in full above, is hereby  |
| continuation sheets for the consideration stated herein. The      | accepted as to the items listed above and on any continuation|
| rights and obligations of the parties to this contract shall be   | sheets. This award consummates the contract which consists of|
| subject to and governed by the following documents: (a) this      | the following documents: (a) the Government's solicitation   |
| award/contract, (b) the solicitation, if any, and (c) such        | and your offer, and (b) this award/contract. No further      |
| provisions, representations, certifications, and specifications,  | contractual document is necessary.                           |
| as are attached or incorporated by reference herein. (Attachments |                                                              |
| are listed herein.)                                               |                                                              |
|___________________________________________________________________|______________________________________________________________|
|                                                                   |                                                              |
| 19A. NAME AND TITLE OF SIGNER (Type or print)                     | 20A. NAME OF CONTRACTING OFFICER                             |
|   Gregory D. Monahan                                              |   F. JANILEA BAYS                                            |
|   V.P. Administration & General Counsel                           |   CONTRACTING OFFICER                                        |
|___________________________________________________________________|______________________________________________________________|
| 19B. NAME OF CONTRACTOR                       | 19C. DATE SIGNED  | 20B. UNITED STATES OF AMERICA             | 20C. DATE SIGNED |
| BY  /s/ GREGORY D. MONAHAN                    |       9/23/93     | BY /s/ F. JANILEA BAYS                    |      9/27/93     |
|     -----------------------                   |                   |    ----------------------------           |                  |
|    (Signature of person authorized to sign)   |                   |    (Signature of Contracting Officer)     |                  |
|_______________________________________________|___________________|___________________________________________|__________________|

 _________________________________________________________________________________________________________________________________
|                                                                          | 1. CONTRACT ID CODE            |  PAGE   OF   PAGES  |
|                    AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT    |                                |    1     |     2    |
|__________________________________________________________________________|________________________________|__________|_________ |
|                                 |                    |                                      |                                   |
| 2. AMENDMENT/MODIFICATION NO.   | 3. EFFECTIVE DATE  | 4. REQUISITION/PURCHASE REQ. NO.     |  5. PROJECT NO. (IF APPLICABLE)   |
|                                 |                    |                                      |                                   |
|      MODIFICATION #0001         |      10/14/93      |                                      |       #09412                      |
|                                 |                    |                                      |                                   |
|_________________________________|____________________|______________________________________|___________________________________|
|                                                              |                                                                  |
| 6. ISSUED BY                       CODE    66032             |  7. ADMINISTERED BY (If other than Item 6)      CODE             |
|                                                              |                                                                  |
| INFORMATION TECHNOLOGY ACQUISITION CENTER                    |  DEPARTMENT OF NAVY                                              |
| BLDG. 176 - 4TH FLOOR                                        |  SPACE AND NAVAL WARFARE SYSTEMS COMMAND                         |
| WASHINGTON NAVY YARD                                         |  CONTRACT DIRECTORATE, CODE 02328                                |
| WASHINGTON, DC  20374-5070                                   |  WASHINGTON, D.C. 20374-5070                                     |
| CODE 021A                                                    |                                                                  |
|______________________________________________________________|_________________________________________________________________ |
|                                                                               | (X) | 9A. AMENDMENT OF SOLICITATION NO.         |
| 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)   |_____|                                           |
|                                                                               |     |                                           |
|                                                                               |     |                                           |
|    VIASAT, INC.                                                               |     |___________________________________________|
|    6120 PASEO DEL NORTE, SUITE J2                                             |     | 9B. DATED                                 |
|    CARLSBAD, CA  92009-1118                                                   |     |                                           |
|                                                                               |_____|___________________________________________|
|                                                                               |     | 10A. MODIFICATION OF CONTRACT/ORDER NO.   |
|                                                                               |     |                                           |
|                                                                               |     |        N66032-93-C-0025                   |
|                                                                               |  X  |                                           |
|                                                                               |     |___________________________________________|
|_______________________________________________________________________________|     | 10B. DATED (SEE ITEM 13)                  |
|CODE                                | FACILITY CODE                            |     |                                           |
|                                    |                                          |     |       29 SEPTEMBER 1993                   |
|____________________________________|__________________________________________|_____|___________________________________________|
|                                                                                                                                 |
|                                  11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS                                      |
|_________________________________________________________________________________________________________________________________|

        / / The above numbered solicitation is amended as set forth in Item 14.
            The hour and date specified for receipt of Offers      /  / is extended,  /  / is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;  or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE THE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
___________________________________________________________________________________________________________________________________
12. ACCOUNTING AND APPROPRIATION DATA (If required)

___________________________________________________________________________________________________________________________________

                        13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
___________________________________________________________________________________________________________________________________
   (X)  |
________| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        |    ORDER NO. IN ITEM 10A.
________|__________________________________________________________________________________________________________________________
        |
        | B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,
        |    appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
________|__________________________________________________________________________________________________________________________
        |
        | C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        |
________|__________________________________________________________________________________________________________________________
        |
        | D. OTHER (Specify type of modification and authority)
    X   |    LIMITATION OF FUNDS CLAUSE
________|__________________________________________________________________________________________________________________________

E. IMPORTANT:  Contractor  /X/  is not,   /  /  is required to sign this document and return __________ copies to the issuing office.
___________________________________________________________________________________________________________________________________

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        1. The purpose of this modification is to:

           a. add to Block 14 of the SF 26 the following Document number:  DO# N0003993RCDA019;

           b. identify incremental funding in the amount of $441,000.00 for CLIN 0001;

           c. and insert page 3a in Section B which contains Paragraph 84., Allotment of funds.

        2. Except as provided herein, all other items and conditions of Contract N66032-93-C-0025 remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
___________________________________________________________________________________________________________________________________
15A. NAME AND TITLE OF SIGNER (Type or print)                          |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                       |
                                                                       |     LYNDA J. BOLCS,
                                                                       |     CONTRACTING OFFICER
_______________________________________________________________________|___________________________________________________________
15B. CONTRACTOR/OFFEROR                       | 15C. DATE SIGNED       |16B. UNITED STATES OF AMERICA            |16C. DATE SIGNED
                                              |                        |                                         |
                                              |                        |   BY /s/ Lynda J. Bolcs                 |
-------------------------------------------   |                        |     ---------------------------------   |     14 Oct 93
 (Signature of person authorized to sign)     |                        |     (Signature of Contracting Officer)  |
______________________________________________|________________________|_________________________________________|_________________
